Exhibit 10.21
2nd Amendment to the CO-DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
This 2nd Amendment to the Co-Development and Commercialization Agreement (the “Second Amendment”) is made by and between Ocugen, Inc., now with an address at 11 Great Valley Parkway, Malvern, PA 19355 (“Ocugen”), and CanSino Biologics Inc., whose registered office address is at 185 South Ave, TEDA West District, Tianjin, 300457, China (“CanSino”), and is effective as of the date of the last signature below (the “Second Amendment Effective Date”). Ocugen and CanSino are hereinafter referred to individually as a “Party” and collectively as the “Parties.” Capitalized terms that are not defined herein shall have the meaning ascribed to them in the Collaboration Agreement (as defined below).
RECITALS
WHEREAS, the Parties entered into that certain Co-Development and Commercialization Agreement effective as of September 27, 2019 (the “Original Collaboration Agreement”), as amended by that certain 1st Amendment to the Co-Development and Commercialization Agreement effective as of September 30, 2021 (the “First Amendment” and together with the Original Collaboration Agreement, the “Collaboration Agreement”);
WHEREAS, the Parties desire to add Stargardt disease to the definition of “Field of OCU410” in the Collaboration Agreement;
WHEREAS, pursuant to Section 11.2 of the Collaboration Agreement, the Collaboration Agreement may be amended in a writing signed by duly authorized representatives of both Ocugen and CanSino; and
WHEREAS, Ocugen and CanSino wish to, pursuant to this Second Amendment, amend the Collaboration Agreement as further described herein.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound, the Parties hereto hereby agree as follows:
1.The definition of “Field of OCU410” in Section 1 (Definitions) of the Collaboration Agreement shall be replaced in its entirety with the following:
“shall mean the treatment of the following diseases in humans: (1) Dry Age-Related Macular Degeneration; (2) Stargardt Disease.”
2.No Other Changes. Except as agreed herein, all of the terms and conditions of the Collaboration Agreement shall remain in full force and effect.
The Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. The Second Amendment shall become effective upon the Second Amendment Effective Date.
IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Second Amendment as of the Second Amendment Effective Date.

Ocugen, Inc.		CanSino Biologics Inc.

Signed:	/s/ Shankar Musunuri	Signed:	/s/ Shoubai Chao
Name:	Dr. Shankar Musunuri	Name:	Shoubai Chao
Title:	Chairman and CEO	Title:	COO
Date:	11/21/2022	Date:	11/18/2022